UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 5, 2004


                                  MERISEL, INC.
               (Exact Name of Registrant as Specified in Charter)

         Delaware                    0-17156               95-4172359
(State or Other Jurisdiction     (Commission File       (I.R.S. Employer
       of Incorporation)              Number)           Identification No.)


          200 Continental Boulevard, El Segundo, California 90245-0948
               (Address of Principal Executive Offices) (Zip Code)

                                 (310) 615-3080
              (Registrant's Telephone Number, Including Area Code)


                                 Not applicable
       (Registrant's Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):
__ Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)
__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240. 14a-12)
__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))
__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))


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Item 2.02.   Results of Operations and Financial Condition.

                  On November 5, 2004, Merisel, Inc. (the "Company"), issued a press release announcing its earnings for the period ended September 30, 2004. A copy of such press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference in its entirety.

Item 9.01.   Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits

                    99.1- Press Release of the Company dated November 5, 2004

Note: The information contained in this Current Report on Form 8-K (including
Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                MERISEL, INC.



                                By:      /s/Timothy N. Jenson
                                        --------------------------------------
                                         TIMOTHY N. JENSON
                                         Chief Executive Officer and President


Date:    November 5, 2004


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                                  EXHIBIT INDEX

Exhibit Number          Exhibit Description
--------------          -------------------
99.1                    Press Release of Merisel, Inc. dated November 5, 2004